Exhibit 99.1

Accrued Interest Date:                                 Collection Period Ending:
25-Jun-03                                                             30-Jun-03

Distribution Date:          BMW VEHICLE OWNER TRUST 2001-A             Period #
                            ------------------------------
25-Jul-03                                                                    26


--------------------------------------------------------------------------------

Balances
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Initial                    Period End
       Receivables                                                                 $1,489,992,840                  $399,841,277
       Pre-Funding Account                                                            $99,965,067                            $0
       Capitalized Interest Account                                                    $1,045,665                            $0
       Reserve Account                                                                $22,349,893                   $11,924,684
       Yield Supplement Overcollateralization                                          $8,157,907                    $1,664,843
       Class A-1 Notes                                                               $329,000,000                            $0
       Class A-2 Notes                                                               $448,000,000                            $0
       Class A-3 Notes                                                               $499,000,000                   $92,376,434
       Class A-4 Notes                                                               $274,000,000                  $274,000,000
       Class B Notes                                                                  $31,800,000                   $31,800,000

Current Collection Period
------------------------------------------------------------------------------------------------------------------------------------

       Beginning Receivables Outstanding                                             $430,357,868
       Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                 Receipts of Scheduled Principal                                      $16,770,311
                 Receipts of Pre-Paid Principal                                       $13,282,394
                 Liquidation Proceeds                                                    $236,950
                 Principal Balance Allocable to Gross Charge-offs                        $226,936
                 Release from Pre-Funding Account                                              $0
            Total Receipts of Principal                                               $30,516,591

            Interest Distribution Amount
                 Receipts of Interest                                                  $2,883,296
                 Servicer Advances                                                             $0
                 Reimbursement of Previous Servicer Advances                             ($79,902)
                 Accrued Interest on Purchased Receivables                                     $0
                 Recoveries                                                               $45,831
                 Capitalized Interest Payments                                                 $0
                 Net Investment Earnings                                                  $11,416
            Total Receipts of Interest                                                 $2,860,641

            Release from Reserve Account                                                       $0

       Total Distribution Amount                                                      $33,150,296

       Ending Receivables Outstanding                                                $399,841,277

Servicer Advance Amounts
------------------------------------------------------------------------------------------------------------------------------------

       Beginning Period Unreimbursed Previous Servicer Advance                         $2,361,062
       Current Period Servicer Advance                                                         $0
       Current Reimbursement of Previous Servicer Advance                                ($79,902)
       Ending Period Unreimbursed Previous Servicer Advances                           $2,281,160

Collection Account
------------------------------------------------------------------------------------------------------------------------------------

       Deposits to Collection Account                                                 $33,150,296
       Withdrawals from Collection Account
            Servicing Fees                                                               $358,632
            Class A Noteholder Interest Distribution                                   $1,647,503
            First Priority Principal Distribution                                              $0
            Class B Noteholder Interest Distribution                                     $144,690
            Regular Principal Distribution                                            $30,360,482
            Reserve Account Deposit                                                            $0
            Unpaid Trustee Fees                                                                $0
            Excess Funds Released to Depositor                                           $638,989
       Total Distributions from Collection Account                                    $33,150,296

Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------------------


Accrued Interest Date:                                 Collection Period Ending:
25-Jun-03                                                             30-Jun-03

Distribution Date:          BMW VEHICLE OWNER TRUST 2001-A             Period #
                            ------------------------------
25-Jul-03                                                                    26


------------------------------------------------------------------------------------------------------------------------------------
            Release from Reserve Account                                           $0
            Release from Collection Account                                  $638,989
       Total Excess Funds Released to the Depositor                          $638,989

Note Distribution Account
------------------------------------------------------------------------------------------------------------------------------------

       Amount Deposited from the Collection Account                       $32,152,675
       Amount Deposited from the Reserve Account                                   $0
       Amount Paid to Noteholders                                         $32,152,675

Distributions
------------------------------------------------------------------------------------------------------------------------------------


       Monthly Principal Distributable Amount                    Current Payment        Ending Balance       Per $1,000       Factor
       Class A-1 Notes                                                        $0                    $0            $0.00        0.00%
       Class A-2 Notes                                                        $0                    $0            $0.00        0.00%
       Class A-3 Notes                                               $30,360,482           $92,376,434           $60.84       18.51%
       Class A-4 Notes                                                        $0          $274,000,000            $0.00      100.00%
       Class B Notes                                                          $0           $31,800,000            $0.00      100.00%

       Interest Distributable Amount                             Current Payment            Per $1,000
       Class A-1 Notes                                                        $0                 $0.00
       Class A-2 Notes                                                        $0                 $0.00
       Class A-3 Notes                                                  $480,720                 $0.96
       Class A-4 Notes                                                $1,166,783                 $4.26
       Class B Notes                                                    $144,690                 $4.55



Carryover Shortfalls
------------------------------------------------------------------------------------------------------------------------------------

                                                              Prior Period Carryover   Current Payment     Per $1,000
       Class A-1 Interest Carryover Shortfall                                $0                $0               $0
       Class A-2 Interest Carryover Shortfall                                $0                $0               $0
       Class A-3 Interest Carryover Shortfall                                $0                $0               $0
       Class A-4 Interest Carryover Shortfall                                $0                $0               $0
       Class B Interest Carryover Shortfall                                  $0                $0               $0


Receivables Data
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Beginning Period                 Ending Period
       Number of Contracts                                                     34,033                        32,710
       Weighted Average Remaining Term                                          27.35                         26.48
       Weighted Average Annual Percentage Rate                                  7.56%                         7.57%

       Delinquencies Aging Profile End of Period                        Dollar Amount                    Percentage
            Current                                                      $356,851,874                        89.25%
            1-29 days                                                     $31,681,871                         7.92%
            30-59 days                                                     $8,669,168                         2.17%
            60-89 days                                                     $1,531,501                         0.38%
            90-119 days                                                      $363,302                         0.09%
            120+ days                                                        $743,563                         0.19%
            Total                                                        $399,841,277                       100.00%
            Delinquent Receivables +30 days past due                      $11,307,533                         2.83%


                                       2

Accrued Interest Date:                                 Collection Period Ending:
25-Jun-03                                                             30-Jun-03

Distribution Date:          BMW VEHICLE OWNER TRUST 2001-A             Period #
                            ------------------------------
25-Jul-03                                                                    26


------------------------------------------------------------------------------------------------------------------------------------
       Charge-offs
            Gross Principal Charge-Offs for Current Period                   $226,936
            Recoveries for Current Period                                     $45,831
            Net Losses for Current Period                                    $181,105

            Cumulative Realized Losses                                     $7,559,104


       Repossessions                                                    Dollar Amount             Units
            Beginning Period Repossessed Receivables Balance               $1,016,627                58
            Ending Period Repossessed Receivables Balance                    $976,292                45
            Principal Balance of 90+ Day Repossessed Vehicles                $135,789                 7



Yield Supplement Overcollateralization
------------------------------------------------------------------------------------------------------------------------------------

       Beginning Period Required Amount                                    $1,820,952
       Beginning Period Amount                                             $1,820,952
       Ending Period Required Amount                                       $1,664,843
       Current Period Release                                                $156,109
       Ending Period Amount                                                $1,664,843
       Next Distribution Date Required Amount                              $1,516,419

Capitalized Interest Account
------------------------------------------------------------------------------------------------------------------------------------

       Beginning Period Required Amount                                            $0
       Beginning Period Amount                                                     $0
       Net Investment Earnings                                                     $0
       Current Period Release to Depositor                                         $0
       Ending Period Required Amount                                               $0
       Ending Period Amount                                                        $0


Pre-Funding Account
------------------------------------------------------------------------------------------------------------------------------------

       Beginning Period Amount                                                     $0
       Net Investment Earnings                                                     $0
       Release to Servicer for Additional Loans                                    $0
       Current Period Release for Deposit to Collection Account                    $0
       Ending Period Amount                                                        $0

Reserve Account
------------------------------------------------------------------------------------------------------------------------------------

       Beginning Period Required Amount                                   $11,924,684
       Beginning Period Amount                                            $11,924,684
       Net Investment Earnings                                                $11,416
       Current Period Deposit                                                      $0
       Current Period Release to Collection Account                                $0
       Current Period Release to Depositor                                         $0
       Ending Period Required Amount                                      $11,924,684
       Ending Period Amount                                               $11,924,684



                                       3